UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2014

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah	84108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(801) 584-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Amendment and Restatement of Huntsman Stock Incentive Plan

As described in Item 5.07 below, on May 8, 2014 at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Huntsman Corporation (the “Company”), the Company’s stockholders approved an amendment and restatement to the Huntsman Stock Incentive Plan in order to, among other items, increase the number of shares reserved for issuance under the plan by 4,580,000 shares and maintain the plan’s compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended.

A summary of the Amended and Restated Stock Incentive Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2014 (the “Proxy Statement”). That summary and the above description of the Amended and Restated Stock Incentive Plan do not purport to be complete and are qualified in their entirety by reference to the Amended and Restated Stock Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described in Item 5.07 below, at the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate” and as amended and restated, the “Amended and Restated Certificate”) to eliminate the classified structure of the Board of Directors by providing the phase-in of the annual election of directors. The Amended and Restated Certificate became effective upon its filing with the Delaware Secretary of State on May 8, 2014. A copy of the Amended and Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)  The Annual Meeting was held on May 8, 2014.

(b)  The Company’s stockholders voted on the following five proposals (described in detail in the Proxy Statement) at the Annual Meeting and cast their votes as follows:

Proposal No. 1             The three nominees named below were elected to serve as Class I directors of the board of directors, to serve until the 2017 Annual Meeting, and the voting results were as follows.

Class I Directors	For	Withheld	Broker Non-Votes
Jon M. Huntsman	179,053,714	14,405,375	30,311,660
Dr. Patrick T. Harker	159,461,009	33,998,080	30,311,660
Dr. Mary C. Beckerle	182,586,128	10,872,961	30,311,660

Proposal No. 2             The non-binding advisory vote to approve the compensation of the Company’s named executive officers was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
131,224,509	43,380,052	18,854,528	30,311,660

Proposal No. 3             The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2014 was ratified, and the voting results were as follows.

For	Against	Abstain
209,219,637	5,271,294	9,279,818

Proposal No. 4             The vote to approve the amendment and restatement of the Huntsman Stock Incentive Plan was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
155,854,553	28,495,095	9,109,444	30,311,660

Proposal No. 5             The vote to approve the amendment and restatement of the Certificate was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
180,210,866	4,243,989	9,004,234	30,311,660

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description of Exhibits

3.1	Amended and Restated Certificate of Incorporation of Huntsman Corporation

10.1	Amended and Restated Huntsman Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ TROY M. KELLER
Assistant Secretary

Dated: May 12, 2014

EXHIBIT INDEX

Number	Description of Exhibits

3.1	Amended and Restated Certificate of Incorporation of Huntsman Corporation

10.1	Amended and Restated Huntsman Stock Incentive Plan